           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Corporate VUL 03 Statement of Additional Information and to the use of our report, dated March 18, 2005 with respect to the financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, Manufacturers Life Insurance Company of U.S.A) Separate Account N and our report, dated March 25, 2005 with respect to the consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, Manufacturers Life Insurance Company of U.S.A) included in this Post-Effective Amendment No. 4 to the Registration Statement (Form N-6, No. 333-100567) of John Hancock Life Insurance Company (U.S.A.) (formerly, Manufacturers Life Insurance Company of U.S.A) Separate Account N.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2005

           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Corporate VUL 04 Statement of Additional Information and to the use of our report, dated March 18, 2005 with respect to the financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, Manufacturers Life Insurance Company of U.S.A) Separate Account N and our report, dated March 25, 2005 with respect to the consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, Manufacturers Life Insurance Company of U.S.A) included in this Post-Effective Amendment No. 4 to the Registration Statement (Form N-6, No. 333-100567) of John Hancock Life Insurance Company (U.S.A.) (formerly, Manufacturers Life Insurance Company of U.S.A) Separate Account N.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2005